SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          April 9, 2003
                                                 -------------------------------



                         THE BLACK & DECKER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                      1-1553                    52-0248090
------------------------     ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                       21286
-------------------------------------          ---------------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:            410-716-3900
                                                          ----------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
As more fully described in Note 15 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 ("Note 15"), the Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. For segment reporting purposes, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is updated to reflect the translation of segment assets and elements of segment profit at the current year's budgeted rates of exchange. Amounts included in the first table of Note 15 under the captions "Reportable Business Segments" and "Corporate, Adjustments, & Eliminations" are reflected at the Corporation's budgeted rates of exchange for 2002. The amounts included in that table under the caption "Currency Translation Adjustments" represent the difference between consolidated amounts determined using the budgeted rates of exchange for 2002 and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.

The Corporation has established budgeted rates of exchange for 2003 and, accordingly, segment data for prior periods has been updated to reflect the translation of segment assets, elements of segment profit, and certain other segment data at the budgeted rates of exchange for 2003.

For informational purposes, the Corporation has included as Exhibit 99.0 to this Current Report on Form 8-K selected unaudited supplemental information about its business segments for 2002, 2001, and 2000 updated to reflect the translation of elements of segment profit and certain other segment data at the budgeted rates of exchange for 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.0 Selected unaudited supplemental information about the Corporation's business segments for each of the three years in the period ended December 31, 2002, and for each of the quarters in the years ended December 31, 2002 and 2001.

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE BLACK & DECKER CORPORATION


                                     By  /s/ CHRISTINA M. MCMULLEN
                                         ---------------------------------------
                                         Christina M. McMullen
                                         Vice President and Controller